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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 19, 1999


                             BAYCORP HOLDINGS, LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-12527                                   02-0488443
     (Commission File Number)           (I.R.S. Employer Identification Number)


20 International Drive, Suite 301
Portsmouth, New Hampshire                                             03801-6809
(Address of Principal Executive Offices)                              (Zip Code)


                                 (603) 431-6600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.      OTHER EVENTS.

         On November 19, 1999, Little Bay Power Corporation, a wholly owned subsidiary of BayCorp Holdings, Ltd., completed its previously announced acquisition of Montaup Electric Company's 2.9% interest in the Seabrook Nuclear Power Project in Seabrook, New Hampshire. A press release describing the acquisition in greater detail is attached as Exhibit 99.1 to this Form 8-K.

         In connection with this acquisition, Little Bay Power Corporation entered into an escrow agreement with Citizens Bank New Hampshire, dated November 10, 1999. Pursuant to the escrow agreement, Little Bay Power Corporation deposited $2.5 million as cash reserves sufficient to cover Little Bay Power Corporation's share of budgeted cash requirements for Seabrook expenses arising during plant shutdowns lasting up to six months. A copy of the escrow agreement is attached as Exhibit 10.1 to this Form 8-K.

         Pursuant to an Assignment dated August 28, 1998 between Little Bay Power Corporation and Great Bay Power Corporation, a wholly owned subsidiary of BayCorp Holdings, Ltd., Great Bay Power Corporation assigned its rights under an Asset Purchase Agreement between Great Bay Power Corporation and Montaup Electric Company to Little Bay Power Corporation. A copy of the assignment is attached as Exhibit 10.3 to this Form 8-K.



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS.

      (a)    Financial statements of businesses acquired:

             Not Applicable.

      (b)    Pro forma financial information:

             Not Applicable.

      (c)    Exhibits:

             See Exhibit Index attached hereto.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     BAYCORP HOLDINGS, LTD.

December 3, 1999                     By: /s/ Frank W. Getman Jr.
                                         ---------------------------------------
                                         Frank W. Getman Jr.
                                         President and Chief Executive Officer





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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION

10.1 Escrow Agreement by and between Little Bay Power Corporation, a wholly owned subsidiary of BayCorp Holdings, Ltd., and Citizens Bank New Hampshire dated November 10, 1999.

10.2 Asset Purchase Agreement by and between Montaup Electric Company and Great Bay Power Corporation, a wholly owned subsidiary of BayCorp Holdings, Ltd., dated as of June 24, 1998. (1)

10.3 Assignment by and between Great Bay Power Corporation and Little Bay Power Corporation dated as of August 28, 1998.

99.1            Press Release of BayCorp Holdings, Ltd. dated November 29, 1999.

-----------------------

(1) Filed as an exhibit to the Quarterly Report on Form 10-Q of BayCorp Holdings, Ltd. for the quarter ended June 30, 1998 (File No. 1-12527) on August 13, 1998 and incorporated herein by reference.